EXHIBIT 99.1

UPEXI

THE SOLANA TREASURY COMPANY

FALL 2026 · INVESTOR PRESENTATION · NASDAQ: UPXI

FORWARD LOOKING INFORMATION

This presentation contains "forward-looking statements", including statements regarding Upexi, Inc. and its subsidiaries, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this presentation, including financial projections, whether written or oral, that refer to expected or anticipated future actions and results of Upexi are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. Upexi cannot give any assurance that such forward-looking statements and financial projections will prove to be correct.

The information provided in this presentation does not identify or include any risk or exposures, of Upexi that would materially adversely affect the performance or risk of the company. By their nature, forward-looking statements and financial projections involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward-looking information will not occur, which may cause the Company's actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements and financial projections. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: business, economic and capital market conditions; the heavily regulated industry in which Upexi carries on business; current or future laws or regulations and new interpretations of existing laws or regulations; legal and regulatory requirements; market conditions and the demand and pricing for our products; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers' needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; failure of counterparties to perform their contractual obligations; systems, networks, telecommunications or service disruptions or failures or cyber-attack; ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to successfully maintain and enforce our intellectual property rights and defend third party claims of infringement of their intellectual property rights; and our ability to manage our growth. Readers are cautioned that this list of factors should not be construed as exhaustive.

All information contained in this presentation is provided as of the date of the presentation and is subject to change without notice. Neither Upexi, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements and financial projections set out herein, whether as a result of new information, future events or otherwise, except as required by law. This is presented as a source of information and not an investment recommendation. This presentation does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. Upexi reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.

NOTICE TO RECIPIENT: This investment is intended solely for experienced investors who do not consider this investment as part of a complete investment strategy, do not need immediate access to liquidity, and fully understand and are prepared to accept the associated risks. Such an investment may involve significant risk, and investors could lose all or a substantial portion of their investment. This document does not constitute an offer to sell or a solicitation of an offer to purchase any interest in the Company. The materials are not intended for use or reliance for any purpose other than as outlined in a written agreement. These materials may not be shared outside the recipient's organization, publicly disclosed, or distributed in whole or in part without prior written consent.

UPEXI OVERVIEW

A Consumer Brand Owner

- Brand owner specializing in the development, manufacturing, and distribution of consumer products
- Leverages proprietary data, technology platform, and logistics expertise to accelerate growth, reduce costs
- Publicly-listed on Nasdaq, generates ~$5-10m in annual revenue, with wholesale & direct to consumer sales

LuckyTail

LuckyTail: Innovative Pet Brand

At LuckyTail, we connect pet owners with the products they need to simplify and improve at-home wellness and grooming care for their beloved pets. LuckyTail products consist of its flagship nail grinder and other pet related products.



LuckyTail
Pet Nail Grinder

Adopting a Solana Treasury Strategy

Feb 6, 2025: Expands into Crypto
Reveals intention to pursue crypto & fintech opportunities

Apr 21, 2025: Raises $100 Million
Announces $100m private placement for Solana treasury

May 2025: Begins Staking, Buys Discounted Locked SOL
Stakes SOL to earn 8% yield, buys locked SOL 14% back

July 11, 2025: Announces $200m Raise
$200m in kind convertible note & equity private placement

Jan 13, 2026: Announces 2.4m SOL Tokens
Additional equity and in kind convertible placements

Summer, 2026: Expense Initiative, B/S Fortification
Completed expense reductions, extinguished debt

WHAT DIFFERENTIATES UPEXI?

There are four key items

1: TOP MANAGEMENT



ALLAN MARSHALL
Chief Executive Officer
Founded XPO Logistics. Multiple successful exits. 30 years M&A experience



ANDREW NORSTRUD
Chief Financial Officer
Long-time public company CFO, spearheading change & growth



BRIAN RUDICK, CFA
Chief Strategy Officer
Deep equities & crypto expertise. Prior Citadel, Millennium hedge fund analyst

Upexi has decades of deep capital markets expertise → **This is a cost of capital game. We know what we're doing**

2. LEADING STRATEGY

Prudent Leverage

- A small amount of leverage is preferable when betting on an asset that one believes will rise, though the amount should be small enough to be well-positioned for all environments
- Upexi utilizes in-kind convertible notes to minimize credit risk
- The Company targets a prudent amount of credit-risk leverage

No Onchain Degen Trading

- Upexi does not engage in onchain trading strategies to reduce regulatory, legal, smart contract, and liquidation risks
- In addition, we believe traditional investors generally do not invest in things they don't understand
- Upexi believes such a strategy attracts more investors and supports the Company's valuation

Best Ops/Risk Practices

- Upexi utilizes only leading qualified custodians and validators with strong track records of safety & performance
- Qualified custodians have incident loss insurance
- Upexi diversifies amongst third-party providers
- Upexi believes this drastically lowers risk event potential

Goal is to maximize shareholder value in a risk-prudent fashion → **Positioned for any market environment**
Resonates with all investors of all kinds

3. BRINGING INNOVATION


1ST
PIPE

First large-scale equity PIPE for an altcoin treasury

Catalyzed the digital asset treasury movement



First in-kind convertible note issuance

Materially reduces credit risk for both parties

Upexi has led on multiple capital markets innovations → **Positioned to continue to innovate to stay ahead of peers**

4. DEMONSTRATED VALUE CREATION


Increase in SOL in 2025
35%
3%
Via staked SOL or staking ETF
Via UPXI

Increasing SOL per Share

- Upexi utilizes accretive capital issuance, staking, and discounted locked Solana purchases to increase Solana per share
- Upexi increased adjusted SOL per share by 35% in 2025 vs. +3% an investor could have gotten by themselves from staking alone
- Upexi investors therefore have 32 p.p. more SOL by buying UPXI versus native SOL or an ETF

This is the key reason to own a treasury company!

Successfully and uniquely utilized value creation mechanisms → **Increased SOL for investors by an incremental 32 p.p. in 2025**

Note:" Via staked SOL or staking ETF" estimated as the increase in SOL from similarly timed, proportionally similar investments into SOL that are then staked. "Via UPXI" measured as the increase in adjusted SOL per share, detailed in the appendix.

THE SOLANA TREASURY STRATEGY

CRYPTO TREASURY COMPANY PRIMER

Historical Efforts

- Companies are increasingly adding digital assets to their treasuries to maintain purchasing power and benefit from potential appreciation
- Some are issuing capital, mainly using equity, convertible notes & preferred stock to buy more crypto
- Efforts historically centered on Bitcoin, but expanded to other digital assets due partly to a more open SEC

Shareholder Benefits

- May act as a proxy to the assets held in the form of a familiar equity security, increasing confidence, access
- Often trade with beta to the underlying digital asset, a positive when the asset generally increases over time
- Are more than just a play on the digital asset, given accretive capital issuance for the benefit of shareholders

Example Companies

Strategy
STRIVE
the smarter web company
MARA
XXI
ABTC
METAPLANET

Triple Action

If the digital asset rises, investors may get all of:

The treasury company stock rises with the asset	+	The premium to book value expands	+	More capital issuance increases accretion

TREASURY COMPANY COMPONENTS

Maximize External Visibility

Seek to maximize visibility and demand for the stock

Overall Efforts
- Extensive public relations campaign
- Regular investor presentations
- Website refresh
- Quarterly earnings calls, fireside chats, etc.

Traditional Finance
- Equity research coverage
- Institutional equity conferences
- Investor meetings, non-deal roadshows, webinars

The Cryptosphere
- Active, crypto-native X (fka Twitter)
- Digital asset conferences & panels, presentations
- Media blitz (podcast, panels, news features, etc)
- Additional partnerships & opportunities

Deep connections in finance & crypto enable rapid execution and high visibility

Issue Capital Intelligently

Aim to accretively issue capital to maximize value

Overall Efforts
- Intend to pursue equity/debt issuance in an accretive and risk-prudent fashion to enhance shareholder value
- Strong relationships with top underwriters & investors
- Strong capital issuance expertise and playbook
- S-3 Shelf Registration effective as of early 2026
- In place $50 million Share Repurchase Program

Equity Issuance
- Via private placement, registered offering, or ATM
- Successfully raised over $170m of accretive equity

Debt Issuance
- Will look to issue convertible debt, focusing on in kind issuance, limiting credit risk for investors and Upexi
- Target prudent leverage for safe, upside exposure

Targeting additional large-scale, accretive issuance of both equity and debt to benefit shareholders

MYRIAD VALUE ACCRUAL MECHANISMS

Unlike spot SOL or ETFs, Upexi can add value in several additional ways, all of which compound

Discounted Locked SOL

- Upexi can buy locked SOL at a ~10% discount
- Aligns to HODL strategy
- Discount moves to par over time (often monthly unlocks through Jan '28)
- Discount nearly doubles effective staking yield

Spot/Locked Composition



Spot
64%
Locked
36%

The discount creates built-in gains for shareholders

Intelligent Issuance

- Upexi monetizes smart capital markets issuance
- Convertible debt gives attractive cost of capital and delayed dilution
- Common equity gives issuance at a premium and higher SOL per share

Issuance Model



UPXI GETS
• 0% loan OR equity issuance at a premium
• Delayed dilution
UPXI GETS
• Equity issuance at a premium
• Higher market cap, stock price
Convert Holders
UPEXI
Equity Holders
HOLDERS GETS
• Access to SOL-like returns
• Volatility
Invest $ into SOL
HOLDERS GETS
• Increasing SOL per share
• Levered returns

Issuing equity above book is by definition accretive

SOL Staking

- Upexi stakes SOL to earn an estimated 5%+ yield
- As a proof-of-stake network, validators or delegators may stake their SOL to secure the network in exchange for staking rewards

Staking Yield



15%
10%
5%
0%
Jan '24
Jul '24
Jan '25
Jul '25
Jan '26
Jul '26

Staking turns the treasury into a productive asset

Change in SOL Price

- Extremely high potential with SOL ~37% of its ATH, market cap 4% of BTC's
- Many positive catalysts like regulatory clarity, institutional adoption, finance moving onchain, and rising activity

SOL Price



300
200
100
0
2021
2022
2023
2024
2025
2026

Enormous potential as the leading blockchain

Sources: Compass Financial Technologies, CoinGecko. Spot/locked composition as of June 30, 2026.

THE CAPITAL MARKETS FLYWHEEL

Accrue A Multiple

- *Upexi earns the difference between its cost of capital and the return on SOL, ie. spread income. The market then present values future spread and adds to the NAV, resulting in a premium when the market expects strong forward SOL returns*
- *Investors also pay a premium to access crypto in the form of a familiar equity security and to access additional value accrual mechanisms like the ability to buy locked Solana at a discount*


UPEXI
SOLANA TREASURY

Intelligent Capital Issuance

- *Accruing a multiple enables Upexi to issue equity above book value, which is by definition accretive to shareholders. Selling stock at 2x book value is equivalent to selling $1 for $2 or buying SOL 50% off*
- *Upexi may also issue convertible bonds, which give the bond market access to Solana-like returns and convertible bond arb traders access to a highly-volatile underlying. In exchange, Upexi gets cheap funding, delayed dilution, and conversion at a premium to the current price*

Higher Stock Price

- *Intelligent capital issuance accretes value for shareholders resulting in increasing SOL per share, a higher stock price, and an improved multiple*

This is how MSTR increased BTC/share 23% and created a $9b BTC gain in 2025

Upexi improves on MSTR's model with discounted SOL purchases, staking, etc.

Sources: MicroStrategy investor relations.

ON VALUATION

MACRO CHARACTERISTICS OF HIGH mNAV	
SMALLER COMPANIES	Similarly-sized, similarly-priced raises will be more accretive for smaller treasury companies, which can lead to a built-in growth premium for smaller treasury companies
SMALLER TOKENS	Provided one is confident the token will perform well over the medium-term, smaller tokens have more potential upside, all else equal, which can also lead to an embedded growth premium
MORE VALUE CREATION MECHANISMS	Multiple valuation creation mechanisms (like accretive issuance, high staking yields, and discounted locked token purchases), create shareholder value and may buttress valuation

POTENTIAL MULTIPLE EXPANSION

- Treasury companies tend to trade at discounts during bear markets and premiums during bull markets
- Should digital asset prices rise, treasury companies may benefit not only from a rising value of their treasuries, but also from multiple expansion



MSTR mNAV vs. BTC Price
Correl = 40%
BTC Price
125
100
75
50
25
0
0.5
1.0
1.5
2.0
2.5
MSTR mNAV

Sources: CoinGecko, Saylortracker.com

THE UPEXI INVESTMENT OPPORTUNITY

- PROVIDES CRYPTO EXPOSURE IN A FAMILIAR EQUITY SECURITY
- UNLOCKS SIGNIFICANT VALUE USING PROVEN CAPITAL MARKETS STRATEGIES
- IMPROVES ON MICROSTRATEGY'S PLAYBOOK WITH KEY INNOVATIONS
- CAPITALIZES ON CRYPTO'S SECULAR EXPANSION & SOLANA AS AN END-GAME WINNER
- SUPPORTS SOLANA WITH IMPROVED VISIBILITY WITHIN TRADITIONAL FINANCE

SOLANA OVERVIEW

Launched in 2020, Solana is a leading smart contract blockchain built for performance and mass adoption

Description

- Solana is the first second-generation smart contract blockchain, uniquely offering best-in-class technology, high usage / distribution, and a strong track record
- Stated goal is to move global finance onchain, and to synchronize information at the speed of light
- While anything can be built on Solana, it is purpose-built to reimagine our antiquated financial rails
- Solana is leading on many key blockchain metrics

Internet Capital Markets Focus Areas

Stablecoins	Tokenization	AI Agents
Stablecoins enable near-instant and near-free payments with use cases across remittances, micropayments, commerce, & more	With a TAM of all the world's assets, tokenization moves assets onchain for improved settlement, costs, and transparency	Software will begin to autonomously perform economic tasks via AI agents, who need permissionless, credibly neutral rails

The Internet Capital Markets Opportunity

- Traditional finance utilizes antiquated infrastructure built 50+ years ago like ACH and credit card networks
- Even fintech is a front-end wrapper on this old tech
- We can utilize internet and blockchain-based rails to reimagine this antiquated infrastructure
- This leads to enormous speed and cost benefits, as well as transparency, composability, and capital access
- This transition is inevitable and is underway via Solana

Institutions Building on Solana

BlackRock. STATE STREET. PayPal

SOCIETE GENERALE FRANKLIN.TEMPLETON. INVESTMENTS stripe

citi Western Union VISA

UPEXI'S SOLANA TREASURY

Solana Treasury Overview

- Approximately 2.3 million SOL, valued at $254 million
- 36% of SOL are locked, much of which was purchased at a mid-teens discount and moves to par over time
- Diversify SOL across qualified custodians, top validators
- Prudent management with no restaking, onchain degen activity, targeted low credit-risk leverage
- Expect to continue to acquire and HODL Solana in a risk-prudent and accretive fashion

Treasury Growth Over Time (SOL, m)



2.5
2.0
1.5
1.0
0.5
0.0
Jul '25
Oct '25
Jan '26
Apr '26

Staking Overview

- Upexi delegates its SOL to validators to help secure the network and receives SOL staking rewards in return
- Native staking is considered extremely secure
- Nearly all of Upexi's Solana is currently staked
- Staking yields are currently around 5%
- Buying discounted locked SOL effectively doubles the staking yield with the discount in yield-equivalent terms
- Upexi's rewards are currently ~135,000 SOL per year

Treasury Composition



Spot SOL 64%
Locked SOL 36%

Note: Treasury growth over time uses only publicly disclosed treasury balances from press releases and annual / quarterly filings. Treasury value uses SOL price of $108.51 on Oct 9, 2026. Treasury composition as of June 30, 2026.

UPEXI KEY METRICS

Adjusted SOL per Share


0.025
0.020
0.015
0.010
0.005
0.000
+35%
0.013
0.020
Apr 24
Dec 31

Valuation Metrics


1.0X
0.8X
0.6X
0.4X
0.2X
0.0X
0.7X
Fully-Loaded mNAV

Credit-Risk Leverage


250
200
150
100
50
0
Net Line Outstanding
NAV

YTD Average Daily Volume, $m


8
6
4
2
0
Peer A
Peer B
UPXI
Peer C
Peer D
Peer E

Note: Data as of March 10, 2026. See appendix for details on adjusted SOL per share and valuation metric calculations. Peers include DFDV, FWDI, HSDT, STKE, and STSS.

RECENT HIGHLIGHTS

Focused on Internal Initiatives During the Crypto Bear Market to Better Position for Any Environment

Expense Reduction Initiative

Upexi embarked on an expense initiative to right-size expenses for the current market environment

- Reduced full-time employees from 59 to 10 today
- Outsourced manufacturing, warehousing, and logistics operations to better align expenses with revenue
- Expect staking revenue to more than cover ongoing cash expenses on a go-forward basis

Upexi Full-Time Employees



60
40
20
0
59
10
Jun '25
Jun '26

Balance Sheet Fortification

Upexi increased cash, raised equity, reduced debt, and relaxed credit terms to improve its financial position

- Raised $7.6 million in F4Q26 via the ATM
- Increased cash 65% from prior quarter to $5.8 million
- Extinguished ~$20 million of debt
- Amended existing credit facility to reduce the interest rate by 4 p.p. and lower required collateral



UPEXI AMENDS BITGO
CREDIT FACILITY
REDUCES INTEREST RATE BY FOUR
AND LOWERS REQUIRED COLLATERAL
UPEXI, INC.
ANNOUNCES
OF ~$19.5
PRIVATE
OF COMMON

WHY CRYPTO

Novel Uses & Benefits

Blockchain and crypto will be ubiquitous as it enables use cases and benefits not attainable with any other technology. These include

Removal of Intermediaries

- Enables trust between unknown parties without a profit-maximizing leader to reduce costs

Democratization of Value Exchange

- Utilize internet and blockchain-based rails to replace antiquated and inefficient incumbent rails

New Constructs Around Ownership, Governance, Business Models, etc.

- These include non-fungible tokens, decentralized autonomous organizations, incentivization, etc.

Secular Expansion

Prices will ebb and flow given the nascency of the technology, but underlying fundamentals are strong and in secular expansion


Global Crypto Users, m
800
600
400
200
0
2021
2022
2023
2024
2025
2026


Solana Daily Transactions, m
1,250
1,000
750
500
250
0
2021
2022
2023
2024
2025
2026


Active Experienced Devs, k
20,000
15,000
10,000
5,000
0
2016
2018
2020
2022
2024
2026

Corp. Adoption Catalyst

Corporates are diving into crypto on increasing regulatory clarity

- Corporates historically only dabbled given unclear rules
- They are now forced to jump in with clear rules, otherwise they will lose to peers who do
- Corporations have:
  - Billions of customers & top trust
  - Abundant capital
  - Top developer talent
- There may be a step-change in development and usage with clarity, potentially leading to the biggest bull market ever
- US stablecoin legislation passed in 2025, and the agencies are clarifying other rules / regulations

Sources: Crypto.com, artemis.xyz, Electric Capital.

WHY SOLANA

The End Game-Winning Blockchain

Bitcoin is the best monetary asset. Solana is the best high performance blockchain. It's that simple



Best Money
Best Performance

Top Price Potential

- Solana has very high upside, both given a market cap only 4% that of Bitcoin's and as the TAM represents all of the world's compute (with a focus on finance)
- Solana has various positive catalysts including regulatory clarity, institutional adoption, rising activity & development, the return of memecoins, and more

Market Cap



BTC
SOL

Leading All Other Blockchains

Solana is leading all other blockchains in key metrics

Daily Users, m



AVAX
ETH
SUI
BNB
SOL
0
2
4
6
8
Jul '24
Jan '25
Jul '25
Jan '26
Jul '26

Daily Transactions, b



AVAX
ETH
SUI
BNB
SOL
0
2
4
6
Jul '24
Jan '25
Jul '25
Jan '26
Jul '26

Fees, $m



AVAX
ETH
SUI
BNB
SOL
0
200
400
600
800
Jan '24
Jul '24
Jan '25
Jul '25
Jan '26
Jul '26

App Revenue, 30d, $m



0
50
100
150
200
SOL
ETH
BNB
AVAX
SUI

Sources: Artemis.xyz, DeFi Llama

WHY UPEXI

TOP MANAGEMENT CEO founded $21b XPO Logistics Execs have top equities & crypto expertise	**CAP MARKETS EXPERTISE** Proven capital markets capabilities across equity and debt	**PIONEERING INNOVATION** Completed the first large-scale PIPE for an altcoin treasury, in-kind convert issuance
BACKED BY THE BEST Supported by 15 prestigious crypto VCs Various crypto KOLs are angels	**LEADING CONNECTIVITY** Raising visibility across both traditional finance and crypto investors	**OPCO CHARACTERISTICS** Opco is small and ~breakeven, enabling a focus on the treasury
FIRST MOVER Among the first US-listed Solana treasury companies	**PROFESSIONAL OPERATIONS** Seek to expand shareholder value in a risk-prudent manner	**CLEAN CAPITAL STACK** Strong capital stack and relatively minimal warrants

APPENDIX

UPXI VALUATION

Fully-Loaded mNAV Description

- Fully-Loaded mNAV compares Upexi's market cap relative to Net Asset Value after adjusting for certain possible or likely items to market cap and Net Asset Value
- The Fully-Loaded mNAV assumes:
  - Pre-funded warrants convert to common equity
  - Outstanding in-kind convertible notes convert to equity at existing conversion prices
  - The outstanding credit line is repaid, and
  - Cash on hand is used to buy Solana

Calculation Methodology

Fully-Loaded mNAV Calculation

Market Cap (Adjusted)	
Total shares currently issued and outstanding	89,094,774
Shares underlying $150m convertible note if converted	35,293,206
Shares underlying $36m convertible note if converted	6,870,016
Share count (adjusted)	**131,257,996**
Stock price	$1.10
Market cap (adjusted)	**$144,383,796**

Treasury Net Asset Value (Adjusted)	
Total SOL held	2,340,150
SOL price	$108.51
Treasury net asset value	**$253,929,677**
Subtract outstanding line	$57,295,723
Add cash on hand	$5,778,586
Treasury net asset value (adjusted)	**$202,412,540**

Fully-Loaded mNAV	**0.7x**

Sources: Company filings. UPXI and SOL price as of October 9. 2026.

THANK YOU